                                                                     Exhibit 4.1


         [Number                                           [Shares]
             AHC]

                      ALLIED HEALTHCARE INTERNATIONAL INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                              SEE REVERSE FOR CERTAIN
COMMON STOCK                                  RESTRICTIONS AND
                                              DEFINITIONS

THIS CERTIFIES THAT                           CUSIP 01923A 10 9

is the owner of______________________________________________________________

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT PER SHARE
                             OF THE COMMON STOCK OF


                      ALLIED HEALTHCARE INTERNATIONAL INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                  [CORPORATE SEAL OF ALLIED HEALTHCARE INTERNATIONAL INC.]


/s/ Leslie J. Levinson                           /s/ Timothy Aitken
------------------------------                   ------------------------------
SECRETARY                                        CHAIRMAN OF THE BOARD AND
                                                 CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.) TRANSFER AGENT
AND REGISTRAR

BY


AUTHORIZED SIGNATURE



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         The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the board to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common              UNIF GIFT MIN ACT -......Custodian
                                             .............
TEN ENT  - as tenants by the entireties            (Cust)               (Minor)
                                               under Uniform Gifts to Minors
JT TEN   - as joint tenants with right of         Act.....................
           survivorship and not as tenants                 (State)
           in common



         Additional abbreviations may also be used though not in the above list.

For value received, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                              ]


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________


                      ---------------------------------------------------------
             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                      THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                      IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                      ENLARGEMENT OR ANY CHANGE WHATEVER.